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                          REPLACEMENT RESERVE AGREEMENT

          THIS REPLACEMENT RESERVE AGREEMENT ("Agreement") is made as of the 3rd day of August, 1998, by and between EL CONQUISTADOR PARTNERSHIP L.P., a Delaware limited partnership, having an address at 1000 El Conquistador Avenue, Las Croabas, Fajardo, Puerto Rico 00738 ("Borrower") and CITICORP REAL ESTATE, INC., a Delaware corporation, having an address at 599 Lexington Avenue, New York, New York 10043 ("Lender").

                                    RECITALS:

          A. Lender is the owner and holder of certain reimbursement obligations in the principal amount of $90,000,000 (collectively, the "Reimbursement Obligations") which are outstanding pursuant to a Letter of Credit and Reimbursement Agreement, dated as of February 7, 1991, by and between The Bank of Tokyo-Mitsubishi, Ltd. (f/k/a The Mitsubishi Bank, Limited) ("Mitsubishi") and the Borrower (as heretofore amended and as amended on the date hereof by the Modification Agreement (as hereinafter defined), the "Reimbursement Agreement").

          B. The Reimbursement Obligations are secured, in part, by certain Collateral Pledge Agreements more particularly described in the Reimbursement Agreement (collectively, the "Security Instruments") and by certain other notes, deeds of mortgage, assignments, guaranties and other documents and instruments executed in connection with the Reimbursement Agreement (including the Modification Agreement) or otherwise with respect to the Reimbursement Obligations (collectively, the "Other Security Documents").

          C. At the request of Borrower and pursuant to the terms of that certain Assignment and Modification Agreement, dated as of even date herewith, by and among the Lender, the Borrower, Mitsubishi and certain other parties (the "Modification Agreement"), the term for payment of the Reimbursement Obligations is being extended and certain terms and provisions of the Reimbursement Agreement, the Security Instruments and the Other Security Documents, among other things, are being amended and modified at the request of the Borrower (the Reimbursement Agreement, the Security Instruments, the Other Security Documents and each of the other documents evidencing, securing or otherwise relating to the Reimbursement Obligations or any of the foregoing documents are hereinafter sometimes collectively referred to as the "Loan Documents").

          D. Lender requires as a condition to its entering into the Modification Agreement and modifying the Reimbursement Obligations that Borrower enter into this Agreement and make certain deposits with Lender as provided in this Agreement as additional security for all of Borrower's obligations under the Reimbursement Agreement, the Security Instruments and the other Loan Documents.





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                                   AGREEMENT:

          For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        Section 1. DEPOSITS TO THE REPLACEMENT RESERVE

          (a) Initial Deposit. Concurrently with the execution of this Agreement, Borrower shall deposit with Lender the sum of $702,476 (the "Initial Deposit"; the Initial Deposit and the Additional Deposit (as hereinafter defined) are hereinafter sometimes collectively referred to as the "Replacement Reserve Fund").

          (b) Replacement Reserve. Upon receipt of the Initial Deposit and the Additional Deposit, Lender shall deposit the same, as received, in an interest-bearing escrow account (the "Replacement Reserve"). Borrower hereby acknowledges and confirms that (i) the Replacement Reserve Fund shall not constitute a trust fund and may be commingled with other monies held by Lender; (ii) Lender or its designee shall have the sole right to make withdrawals from the Replacement Reserve; and (iii) Lender shall have no responsibility or liability for the amount of interest earned on the Replacement Reserve. All interest earned from investment of the funds deposited in the Replacement Reserve shall be credited to the Replacement Reserve. Borrower shall include and report such interest in its income for Federal, state, commonwealth and local income and franchise tax purposes.

          (c) Additional Deposit. In the event Borrower requests an extension of the term for payment of the Reimbursement Obligations pursuant to the provisions of the Reimbursement Agreement, as modified by the Modification Agreement, then on or prior to the Initial Maturity Date, Borrower shall cause to be deposited with Lender, for further deposit by Lender into the Replacement Reserve, an amount to be held in the Replacement Reserve pursuant to the terms of this Agreement (the "Additional Deposit") equal to the difference between (1) $1,053,714 and (2) the amount then on deposit in the Replacement Reserve, so that on the Initial Maturity Date, the balance in the Replacement Reserve is not less than $1,053,714.

        Section 2. PLEDGE OF REPLACEMENT RESERVE

          As additional security for the payment of all sums due under the Reimbursement Agreement and the other Loan Documents and the performance by Borrower of its obligations thereunder, Borrower hereby pledges, assigns and grants to Lender a continuing perfected security interest (to the extent Lender maintains possession of same), in and to and a first lien upon, the Replacement Reserve Fund and the Replacement Reserve; provided that, Lender shall make disbursements from the Replacement Reserve in accordance with the terms of this Agreement.


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        Section 3. DISBURSEMENTS FROM REPLACEMENT RESERVE

          (a) Disbursements for Replacements Only. Lender shall make disbursements from the Replacement Reserve only to pay for the cost of capital repairs, replacements and improvements at the Hotel which have been approved by Lender in writing or by virtue of Lender's approval of the Annual Budget for the Hotel and which are made after the date hereof in accordance with the terms and provisions of the Reimbursement Agreement and the other Loan Documents (collectively, the "Replacements") in the manner provided in this Section 3. Lender shall, upon written request from Borrower and satisfaction of the requirements set forth in this Section 3 and Section 4 of this Agreement, disburse to Borrower amounts from the Replacement Reserve necessary to pay for the actual approved costs of Replacements or to reimburse Borrower therefor, upon completion of such Replacements (or, upon partial completion in the case of Replacements made pursuant to Section 3(d) hereof) as reasonably determined by Lender. In no event shall Lender be obligated to disburse funds from the Replacement Reserve if a Default or an Event of Default exists.

          (b) Request for Disbursement. Each request for disbursement from the Replacement Reserve shall be in a form specified or approved by Lender and shall specify (i) the specific Replacements for which the disbursement is requested,
(ii) the quantity and price of each item purchased, if the Replacement includes the purchase or replacement of specific items, (iii) the price of all materials (grouped by type or category) used in any Replacement other than the purchase or replacement of specific items, and (iv) the cost of all contracted labor or other services applicable to each Replacement for which such request for disbursement is made. With each such request, Borrower shall certify that all Replacements have been made in accordance with applicable laws. Each request for disbursement shall include copies of invoices for all items or materials purchased and all contracted labor or services provided and each request shall include evidence satisfactory to Lender of payment of all such amounts. Except as provided in Section 3(d) hereof, each request for disbursement from the Replacement Reserve shall be made only after completion of the Replacement for which disbursement is requested. Borrower shall provide Lender evidence of completion satisfactory to Lender in its reasonable judgment.

          (c) Disbursement Conditions. Borrower shall be entitled to request disbursements from the Replacement Reserve to pay directly or to reimburse Borrower for expenditures made in connection with the Replacements with respect to which a disbursement is requested. Lender, at its option, may disburse the amount for such invoices directly to the vendors; provided, however, that if such invoices do not exceed $10,000, Lender shall disburse the amount for such invoices directly to Borrower and Borrower covenants and agrees to promptly pay such invoices. In addition, as a condition to any disbursement, Lender may require Borrower to obtain lien waivers from each contractor,


                                        3



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supplier, materialman, mechanic or subcontractor who receives payment in an amount equal to or greater than $10,000 for completion of its work or delivery of its materials. Any lien waiver delivered hereunder shall conform to the requirements of applicable law and shall cover all work performed and materials supplied (including equipment and fixtures) for the Hotel by that contractor, supplier, subcontractor, mechanic or materialman through the date covered by the current reimbursement request.

          (d) Partial Completion. If (i) the time required to complete a Replacement exceeds three months, (ii) the contractor performing such Replacement requires periodic payments pursuant to the terms of a written contract, (iii) Lender has approved in writing in advance such periodic payments, and (iv) the cost of the portion of the work completed under such contract exceeds $10,000, a request for reimbursement from the Replacement Reserve may be made after completion of a portion of the work under such contract, provided (A) such contract requires payment upon completion of such portion of the work, (B) the materials for which the request is made are on site at the Hotel and are properly secured or have been installed in the Hotel, (C) all other conditions in this Agreement for disbursement have been satisfied, (D) funds remaining in the Replacement Reserve are, in Lender's reasonable judgment, sufficient to complete the portion of such Replacements to be completed during the term of this Agreement, and (E) each contractor or subcontractor receiving payments under such contract shall provide a waiver of lien with respect to amounts which have been paid to that contractor or subcontractor.

          (e) Number of Requests. Borrower shall not make a request for disbursement from the Replacement Reserve more frequently than once in any calendar month and, except in connection with the final disbursement, the total cost of all Replacements in any request shall not be less than $10,000.

        Section 4. PERFORMANCE OF REPLACEMENTS.

          (a) Workmanlike Completion. Borrower shall make Replacements when required in order to keep the Hotel in good order and repair and in good marketable condition, and to keep the Hotel or any portion thereof from deteriorating in any material respects. Borrower shall complete all Replacements in a good and workmanlike manner as soon as practicable following the commencement of making each such Replacement.

          (b) Contracts. Lender reserves the right, at its option, to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Replacements which requires a payment in the aggregate of greater than $75,000. Lender's consent to any such item shall not be unreasonably withheld. If Borrower shall submit a written request for approval and such request shall state on the face thereof in capital letters the Legend (defined below), then Lender's failure to respond to such request within ten
(10) days following


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


Lender's actual receipt thereof shall be deemed an approval of the matter requested therein. The "Legend" shall mean the following: LENDER'S FAILURE TO RESPOND TO THIS REQUEST WITHIN TEN (10) DAYS FOLLOWING LENDER'S ACTUAL RECEIPT HEREOF SHALL BE DEEMED TO BE AN APPROVAL OF THE MATTERS SET FORTH HEREIN. Upon Lender's request, Borrower shall assign its rights under any contract or subcontract to Lender.

          (c) Lender's Right to Complete Replacements. In the event Lender determines in its reasonable discretion that any Replacement is not being performed in a workmanlike or timely manner or that any Replacement has not been completed in a workmanlike or timely manner, and Borrower does not cure such matter within the time periods provided in Section 5(a) below, Lender shall have the option to withhold disbursement for such unsatisfactory Replacement and to proceed under existing contracts or to contract with third parties to complete such Replacement and to apply the Replacement Reserve Fund toward the labor and materials necessary to complete such Replacement, and to exercise any and all other remedies available to Lender upon an Event of Default.

          (d) Entry onto Property. In order to facilitate Lender's completion or making of the Replacements pursuant to Section 4(c) above, Borrower grants Lender the right to enter onto the Hotel following an uncured default hereunder and perform any and all work and labor necessary to complete or make the Replacements and/or employ watchmen to protect the Hotel from damage. Borrower shall have the right to have Borrower's representative accompany Lender and its representatives in connection with any of the foregoing; provided, however, that the failure of Borrower's representative to accompany Lender or Lender's representatives shall not negate or diminish Lender's rights set forth in the preceding sentence. All sums so expended by Lender (other than from the Replacement Reserve) shall be deemed to have been advanced to Borrower under the Reimbursement Agreement to Borrower and secured by the Loan Documents. For this purpose, Borrower constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Replacements in the name of Borrower. Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked except upon the termination of this Agreement. Borrower empowers said attorney-in-fact as follows: (i) to use any funds in the Replacement Reserve for the purpose of making or completing the Replacements; (ii) to make such additions, changes and corrections to the Replacements as shall be necessary or desirable to complete the Replacements; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iv) to pay, settle or compromise all existing bills and claims which are or may become liens against the Hotel, or as may be necessary or desirable for the completion of the Replacements, or for clearance of title; (v) to execute all applications and certificates in the name of Borrower which may be required by any of the contract documents relating to the Replacements; (vi) in its reasonable discretion, to prosecute and defend all actions or proceedings in connection with the


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Replacements or any matters related thereto and (vii) to do any and every act which Borrower might do in its own behalf to fulfill the terms of this Agreement.

          (e) No Obligation of Lender. Nothing in this Section 4 shall: (i) make Lender responsible for making or completing the Replacements; (ii) require Lender to expend funds in addition to the Replacement Reserve Fund to make or complete any Replacement; (iii) obligate Lender to proceed with the Replacements; or (iv) obligate Lender to demand from Borrower additional sums to make or complete any Replacement.

          (f)  Inspections.

               (i) Borrower shall permit Lender and Lender's agents and representatives (including, without limitation, Lender's engineer, architect or inspector) or third parties making Replacements pursuant to this Section 4 to enter onto the Hotel during normal business hours upon reasonable notice to Borrower and (subject to the rights of any guests or tenants of the Hotel, if any, under their respective leases or concession agreements) to inspect the progress of any Replacements and all materials being used in connection therewith, to examine all plans and shop drawings relating to such Replacements which are or may be kept at the Hotel, and to complete any Replacements made pursuant to this Section 4. Borrower shall have the right to have Borrower's representative accompany Lender or its representatives in connection with any of the foregoing, provided, however, that the failure of Borrower's representative to accompany Lender or Lender's representatives shall not negate or diminish Lender's rights set forth in the preceding sentence. Borrower shall use its best efforts to cause all contractors and subcontractors to cooperate with Lender or Lender's representatives or such other persons described above in connection with inspections described in this Section 4(f) or the completion of Replacements pursuant to this Section 4.

               (ii) Lender may require an inspection of the Hotel at Borrower's expense prior to making a disbursement from the Replacement Reserve in order to verify completion of the Replacements for which reimbursement is sought. Lender may require that such inspection be conducted by an appropriate independent qualified professional selected by Lender and/or may require a copy of a certificate of completion by an independent qualified professional reasonably acceptable to Lender prior to the disbursement of any amounts from the Replacement Reserve. Borrower shall pay the expense of the inspection as required hereunder, whether such inspection is conducted by Lender or by an independent qualified professional.

          (g)  Lien-Free Completion.

               (i) The Replacements and all materials, equipment, fixtures, or any other item comprising a part of any Replacement shall be constructed, installed or


                                        6



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completed, as applicable, free and clear of all mechanic's, materialman's or other Liens (except for Permitted Encumbrances).

               (ii) Lender may require Borrower to provide Lender with a search of title to the Hotel effective to the date of the disbursement, which search shows that no mechanic's or materialmen's liens or other liens of any nature have been placed against the Hotel or any portion thereof since the date of recordation of the Mortgage and that title to the Hotel is free and clear of all Liens (other than the lien of the Mortgage and any other Permitted Encumbrances).

          (h) Compliance with Laws. All Replacements shall comply with all Legal Requirements and applicable insurance requirements, including, without limitation, applicable building codes, special use permits, environmental regulations and requirements of insurance underwriters.

          (i) Insurance Requirements. In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workmen's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with a particular Replacement. All such policies shall be in form and amount reasonably satisfactory to Lender. All such policies which can be endorsed with standard mortgagee clauses making loss payable to Lender or its assigns shall be so endorsed. Certified copies of such policies shall be delivered to Lender.

        Section 5. DEFAULT.

          (a) Default Under this Agreement. Borrower shall be in default under this Agreement if (A) it fails to make any Additional Deposit or other payment required hereunder when due, or (B) it fails to comply with any provision of this Agreement and such failure is not cured within ten (10) calendar days after notice from Lender. Borrower understands that a default under this Agreement shall be deemed to be a default under the terms of the Reimbursement Agreement, the Modification Agreement and the other Loan Documents, and that in addition to the remedies specified in this Agreement, Lender shall be able to exercise all of its rights and remedies under the Reimbursement Agreement, the Modification Agreement, and the other Loan Documents upon a default. If a default occurs under the Reimbursement Agreement, the Modification Agreement, or any of the other Loan Documents, such event shall be deemed a default hereunder and Lender may at its option hold and apply the funds in the Replacement Reserve as provided in Section 5(b) hereof.

          (b) Application of Replacement Reserve Upon Default. The funds held in the Replacement Reserve are pledged as additional security for the Reimbursement Obligations and all other indebtedness and other obligations of Borrower under the


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Reimbursement Agreement and each of the other Loan Documents (the
"Obligations"). If Borrower defaults on any payment due under the Reimbursement Agreement or any of the other Loan Documents, or if Borrower defaults under any other provision in the Reimbursement Agreement, the Modification Agreement or under any provision in the Security Instruments, any of the other Loan Documents or this Agreement, then, upon any such default, Borrower shall not be entitled to receive any funds from the Replacement Reserve and Lender may, in its sole and absolute discretion, use the Replacement Reserve Fund (or any portion thereof) for any purpose permitted under the Loan Documents, including, but not limited to (i) completion of the Replacements as provided in Section 4 hereof,
(ii) for any other repair or replacement to the Hotel, (iii) toward payment of the Obligations; provided, however, that such application of funds shall not cure or be deemed to cure any default; (iv) reimbursement of Lender for all losses and expenses (including, but not limited to, reasonable legal fees) suffered or incurred by Lender as a result of such default; (v) payment of any amount expended in exercising all rights and remedies available to Lender at law or in equity or under this Agreement or under the Reimbursement Agreement, the Security Instruments or any of the other Loan Documents, all in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply the Replacement Reserve Fund shall be in addition to all other rights and remedies provided to Lender under this Agreement, the Reimbursement Agreement, the Modification Agreement, the other Loan Documents, and at law or in equity.

          (c) Insufficient Funds in the Replacement Reserve. The insufficiency of any balance in the Replacement Reserve shall not relieve Borrower from its obligations in the Reimbursement Agreement, the other Loan Documents and this Agreement.

       Section 6. WAIVERS

          (a) Waiver of Counterclaim. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Agreement, the Reimbursement Agreement, the Modification Agreement, any of the other Loan Documents or the Obligations.

          (b) Waiver of Notice. To the extent permitted by applicable law, Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement does not specifically and expressly provide for the giving of notice by Lender to Borrower.


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          (c) Waiver of Statute of Limitations. Borrower hereby expressly waives and releases, to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to any and all of its obligations hereunder.

          (d) Waiver of Trial By Jury. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR IN RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ARISING OUT OF ANY EXERCISE BY ANY PARTY OF ITS RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE OBLIGATIONS OR THE HOTEL (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND WITH RESPECT TO ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS AGREEMENT.

       Section 7. MISCELLANEOUS PROVISIONS

          (a) Notices. All notices or other written communications hereunder shall be given and become effective as provided in the Reimbursement Agreement.

          (b) Choice of Law. This Agreement shall be governed, construed, applied and enforced in accordance with the laws of the Commonwealth of Puerto Rico and the applicable laws of the United States of America, without regard to the principles of conflicts of laws.

          (c) Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable under the provisions of any applicable law.

          (d) Inapplicable Provisions. If any term, covenant or condition of this Agreement or any application thereof is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

          (e) Indemnification. Borrower agrees to indemnify Lender and to hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and


                                        9



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reasonable attorneys' fees and expenses) arising from or in any way connected with the performance of the Replacements or the holding, investing or disbursing of the Replacement Reserve or the Replacement Reserve Fund except for any actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses caused by the gross negligence of Lender.

          (f) Costs. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements of Lender (whether of retained firms, the reimbursement for the expenses of in-house staff or otherwise). Borrower hereby assigns to Lender all rights and claims in connection with the Replacements that Borrower may have against all persons or entities supplying labor or materials.

          (g) Headings, Etc. The headings and captions of various Sections of this Agreement are for convenience of reference only and are not to be construed as defining or limiting in any way, the scope or intent of the provisions hereof.

          (h) No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          (i) Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

          (j) Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

          (k) Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          (l) Borrower's Records. Borrower shall furnish such financial statements, invoices, records, papers and documents relating to the Hotel as Lender may reasonably


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require from time to time to make the determinations permitted or required to be made by Lender under this Agreement.

          (m) No Third Party Beneficiary. This Agreement is intended solely for the benefit of Borrower and Lender and their respective successors and assigns, and no third party shall have any rights or interest in the Replacement Reserve, the Replacement Reserve Fund, this Agreement, the Reimbursement Agreement or any of the other Loan Documents. Nothing contained in this Agreement shall be deemed or construed to create an obligation on the part of Lender to any third party, nor shall any third party have a right to enforce against Lender any right that Borrower may have under this Agreement.

          (n) No Agency or Partnership. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner, agent, tenant-in-common or joint tenant of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Borrower.

          (o) Termination of Replacement Reserve. After payment in full of the Reimbursement Obligations and all other Obligations and the release by Lender of the lien of the Security Instruments, Lender shall disburse to Borrower all amounts remaining in the Replacement Reserve.

          (p) Enforcement of Agreement. This Agreement is executed by Borrower and Lender for the benefit of Lender and its successors and assigns.

          (q) Sole Discretion of Lender. Wherever pursuant to this Agreement (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove all decisions that arrangements or terms are satisfactory or not satisfactory, and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

          (r) Completion of Replacements. Lender's approval of any plans for any Replacement, release of funds from the Replacement Reserve, inspection of the Hotel by Lender or Lender's agents, or other acknowledgment of completion of any Replacement in a manner satisfactory to Lender shall not be deemed an acknowledgment or warranty to any person that the Replacement has been completed in accordance with applicable laws.

          (s) Borrower's Other Obligations. Nothing contained in this Agreement shall in any manner whatsoever alter, impair or affect the obligations of Borrower, or relieve Borrower of any of its obligations to make payments and perform all of its other obligations under the Reimbursement Agreement, the Modification Agreement or any of the other Loan


                                       11



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Documents, except to the extent that payments required under the Loan Documents are actually made pursuant to this Agreement.

          (t) Remedies Cumulative. None of the rights and remedies herein confirmed upon or reserved to Lender under this Agreement is intended to be exclusive of any other rights or remedies conferred upon or reserved to Lender under this Agreement or under the Reimbursement Agreement, the Modification Agreement or any of the other Loan Documents or available to Lender at law or in equity, and each and every right or remedy shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary to Lender.

          (u) Definitions. The word "Lender" as used herein includes Lender and any and all of its agents. All capitalized words and phrases not otherwise defined herein shall have the meanings ascribed to them in the Reimbursement Agreement, as modified by the Modification Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]





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          IN WITNESS WHEREOF the undersigned have executed this Agreement as of the date and year first written above.


                                     BORROWER:
                                     --------

                                     EL CONQUISTADOR PARTNERSHIP L.P., a
                                     Delaware limited partnership

                                     By:  Conquistador Holding, Inc., a Delaware
                                          corporation, its general partner


                                     By: /s/ Larry M. Vitale
                                        -----------------------------------
                                              Larry M. Vitale
                                              Vice President


                                     LENDER:
                                     ------

                                     CITICORP REAL ESTATE, INC.,
                                     a Delaware corporation


                                     By: /s/ Michael Chlopak
                                        -----------------------------------
                                             Michael Chlopak
                                             Attorney-in-Fact


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